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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 10, 2000


                              eVENTURES GROUP, INC.
               (Exact name of Registrant as specified in charter)


         DELAWARE                       0-28579                75-2233445
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                     Identification No.)



       300 CRESCENT COURT, SUITE 800                        75201
             DALLAS, TEXAS                                (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (214) 777-4100

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ITEM 5.  OTHER EVENTS.

         On November 10, 2000, eVentures Group, Inc., a Delaware corporation (the "Company"), issued a press release with respect to the change of the Company's name from eVentures Group, Inc. to Novo Networks, Inc. A copy of the release is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Text of press release dated November 10, 2000 relating to the change of the Company's name from eVentures Group, Inc. to Novo Networks, Inc. and announcing the Company's financial results for the first quarter ended September 30, 2000.

ITEM 9.  REGULATION FD DISCLOSURE.

         On November 10, 2000, the Company issued a press release with respect to its financial results for the first quarter ended September 30, 2000. A copy of the release is filed herewith as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            eVENTURES GROUP, INC.
                                            (Registrant)


Date:    November 10, 2000                  By: /s/ STUART J. CHASANOFF
                                                -------------------------------
                                            Name:  Stuart J. Chasanoff
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary







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                                 INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press Release dated November 10, 2000.